NAI-1535380013v5 HANESBRANDS INC. 2020 OMNIBUS INCENTIVE PLAN AUSTRALIA ADDENDUM 1. Purpose This Addendum (the “Australian Addendum”) to the Hanesbrands Inc. 2020 Omnibus Incentive Plan (the “U.S. Plan”) is hereby adopted to set forth certain rules which, together with the provisions of the U.S. Plan (which are modified by this addendum in certain respects to ensure compliance with the Corporations Act 2001 (Cth) (see below)), shall govern the operation of the U.S. Plan with respect to Australian-resident employees of Hanesbrands Inc. and its Australian Subsidiaries. The Plan is intended to comply with the provisions of the Corporations Act 2001 (Cth) and ASIC Regulatory Guide 49. This Australian Addendum is to be read in conjunction with the U.S. Plan, the Offer Document (as defined below) and the applicable award agreement(s) (the “Agreement”) (collectively, the “Additional Documents”). By accepting a grant pursuant to this Australian Addendum, an Australian offeree will agree to be bound by the rules of this Australian Addendum and the Additional Documents. In the event of any conflict between this Australian Addendum and the Additional Documents, this Australian Addendum shall prevail to the extent of the inconsistency. 2. Definitions Except as set out below, capitalized terms used herein shall have the meaning ascribed to them in the U.S. Plan. In the event of any conflict between these provisions and the U.S. Plan, these provisions shall prevail. For the purposes of this Australian Addendum: “Appreciation Right” has the meaning given to “SAR” in the U.S. Plan; “ASIC” means the Australian Securities & Investments Commission; “Associated Body Corporate” means (as determined in accordance with the Corporations Act 2001 (Cth)): (a) a body corporate that is a related body corporate of the Company; (b) a body corporate that has voting power in the Company of not less than 20%; or (c) a body corporate in which the Company has voting power of not less than 20%; Exhibit A EXHIBIT 10.1

NAI-1535380013v5 -2- “Australian Subsidiaries” means all subsidiaries of the Company incorporated in Australia; “Common Share” means a common share, $0.01 par value, of the Company; “Company” means Hanesbrands Inc.; “Option” means an option to acquire, by way of issue, a fully-paid Common Share, following the lapse of specific restrictions, as determined by the Committee; “Plan” means the U.S. Plan as modified for implementation in Australia by the Australian Addendum; “Restricted Stock Units” means a promise by the Company, as of the date of the grant, to deliver fully-paid Common Shares, following the lapse of specific restrictions, as determined by the Committee; “Tax Act” means the Income Tax Assessment Act 1997 (Cth); and “U.S. Plan” means the Hanesbrands Inc. 2020 Omnibus Incentive Plan. 3. Forms of Awards Only Common Shares, Restricted Stock, Options, Appreciation Rights, and Restricted Stock Units (including those that are subject to performance measures) shall be awarded or offered under the Plan in Australia. Options must be granted at no monetary cost. 4. Eligible Participants In Australia, the Plan must be extended only to persons who at the time of the offer are full or part-time employees, directors, contractors or casual employees of the Company or an Australian Subsidiary, or any other individual who provides services to the Company or an Australian Subsidiary and who meet eligibility requirements under the Plan. 5. No Contribution Plan or Trust An offer of Common Shares, Restricted Stock, Options, Appreciation Rights, and Restricted Stock Units under the Plan must not involve any offer, issue or sale being made through a trust, unless to a corporate trustee of a self-managed superannuation fund (within the meaning of the Superannuation Industry

NAI-1535380013v5 -3- (Supervision) Act 1993 (Cth)) where the Participant is a director of the corporate trustee. 6. Form of Offer 6.1 Any offer made in Australia to participate in the Plan must be included in a document (“Offer Document”) which sets out the terms of the offer, including the period during which the Participant may accept the offer (the “offer period”), and which must include or be accompanied by a copy of the Plan, or a summary of the Plan. Where a summary only is provided with the offer, the Offer Document must include an undertaking that the Company or its Australian Subsidiary will, within a reasonable period and in any event within 10 business days of the Participant so requesting, provide the Participant without charge with a copy of the Plan. A Participant located in Australia cannot acquire Common Shares, Restricted Stock, Options, Appreciation Rights or Restricted Stock Units under the Plan until at least 14 days after receiving the Offer Document. 6.3 The Offer Document must also include general information about the risks of acquiring and holding the award being offered to the Participant. 6.4 Further, the Offer Document must include a statement to the effect that any advice given by the person in connection with the offer is general advice only and does not take into account the Participant’s objectives, financial situation and needs, and that Participants should consider obtaining their own financial product advice from an independent person who is licensed by ASIC to give such advice. 7. Australian Dollar Equivalent of Acquisition Price at Offer Date The Offer Document must specify the Australian dollar equivalent of the exercise price or base price of any Common Shares, Restricted Stock, Options, Restricted Stock Units or Appreciation Rights that are the subject of the Offer Document (“Acquisition Price”) as at the date of the offer. 8. Updated Pricing Information The Offer Document must include an undertaking that, and an explanation of the way in which the Company will, during the offer period and within a reasonable period of a Participant so requesting, make available to the Participant the following information: (a) the Australian dollar equivalent of the current market price of a Common Share, as at the date of the Participant’s request; and (b) the Australian dollar equivalent of the Acquisition Price, as at the date of the Participant’s request.

NAI-1535380013v5 -4- For the purposes of this clause, the current market price of a Common Share shall be taken as the final price published by the New York Stock Exchange for the previous trading day. 9. Exchange Rate for Australia Dollar Equivalent of a Price For the purposes of clauses 7 and 8, the Australian dollar equivalent of the Acquisition Price and current market price of Common Shares shall be calculated by reference to the Australian/U.S. dollar exchange rate published by the Company’s bank no earlier than the business day before the day to which the price relates. 10. Loan or Financial Assistance If the Company or any Australian Subsidiary offers a Participant any loan or other financial assistance for the purpose of acquiring the Common Shares to which the offer relates, the Company or Australian Subsidiary: (a) must ensure that under the terms of the loan: (i) no fees or interest is payable; and (ii) the rights of the lender against the Participant in the event of default in payment of the loan are wholly limited to forfeiture of the Common Shares acquired using the loan; (b) must ensure that the borrower under the terms of the loan is the Participant who will acquire the Common Shares to which the offer relates; and (c) must ensure that the Offer Document includes or is accompanied by a copy of the terms of the loan, or includes a summary of the terms of the loan and states that, upon request by the Participant, a copy of the terms of the loan will be provided to the Participant within 10 business days of the Participant’s request. 11. Restriction on Capital Raising: 5% limit In the case of any offer that will involve the issue of Common Shares, including as a result of an exercise of an Option, under a Restricted Stock Unit or other award giving an entitlement to receive Common Shares, the Company must reasonably believe that the aggregate of: (a) the number of Common Shares that are the subject of the offer under the Plan, or to be received under the relevant award, to Australian-resident employees; and

NAI-1535380013v5 -5- (b) the number of Common Shares that are, or are covered by, awards that have been issued or may be issued under offers made in connection with the Plan at any time during the previous three year period before the date of the offer, does not exceed 5% of the total number of Common Shares as at the time of the offer or invitation. 12. Compliance with Undertakings The Company or an Australian Subsidiary must comply with any undertaking required to be made in the Offer Document, including the undertaking to provide pricing information upon request. 13. Application of Subdivision 83A-C of the Tax Act The Plan is a plan to which Subdivision 83A-C of the Tax Act applies (subject to the conditions in that Act). 14. Misleading Statements and Omissions 14.1 The Plan and the Offer Document (“Relevant Documents”) must not include a misleading or deceptive statement, and must not omit any information that would result in the Relevant Documents being misleading or deceptive. 14.2 The Company must provide each Participant with an updated Offer Document as soon as practicable if, during the offer period, the Company becomes aware that the Offer Document that was provided has become out of date or is otherwise not correct, in a material respect. 14.3 The directors of the Company or any person named, with their consent, in the Relevant Documents (each a “Relevant Person”), must notify the Company in writing as soon as practicable if, during the offer period for an offer, the Relevant Person becomes aware that: (a) a material statement in the Relevant Documents is misleading or deceptive; or (b) information was omitted from any of the Relevant Document that has resulted in one or more of the Relevant Documents being misleading or deceptive; or (c) a new circumstance has arisen during the offer period which means the Offer Document is out of date, or otherwise not correct, in a material respect.

NAI-1535380013v5 -6- 14.4 A Participant who suffers loss or damage because of a contravention of this clause 14, may recover the amount of the loss or damage from: (a) the Company; (b) each director of the Company; (c) each person named in the Relevant Documents, with their consent, as a proposed director of the Company; (d) in the case of a misleading or deceptive statement or omission – a person named in the Relevant Documents, with their consent, as having made the misleading or deceptive statement, or a statement on which the misleading or deceptive statement is based; and (e) in the case of a failure by a Relevant Person to notify the Company of a misleading or deceptive statement, omission or new circumstance – the Relevant Person. 14.5 Notwithstanding any other provision of the Plan, the Company or a Relevant Person is not liable for any loss or damage suffered by a Participant because of a contravention of clauses 14.1 and 14.2 of this Australian Addendum, if: (a) the Company or the Relevant Person made all inquiries (if any) that were reasonable in the circumstances and, after doing so, believed on reasonable grounds that the statement was not misleading or deceptive; (b) the Company or the Relevant Person did not know that the statement was misleading or deceptive; (c) the Company placed reasonable reliance on information given to the Company by someone other than a director, employee or agent of the Company, or the Relevant Person placed reasonable reliance on information given to the Relevant Person by someone other than an employee or agent of the Relevant Person; (d) if the Relevant Person is a person who was named with their consent in the Relevant Documents, as a proposed director of the Company or otherwise, the person proves that they publicly withdrew their consent to being named in the Relevant Documents in that way; or (e) the contravention arose because of a new circumstance that arose since the Offer Document was prepared and the Relevant Person provides that they were not aware of the matter.